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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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NETLIST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NETLIST, INC.

TO OUR STOCKHOLDERS:

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we" or "our"), on Wednesday, June 3, 2015 at 10:00 a.m., Pacific Time, to be held at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, CA 92614 for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

  (2)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2016; and

  (3)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Your vote is important. We encourage you to sign and return your proxy before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        We look forward to seeing you at the 2015 Annual Meeting of Stockholders.

Sincerely,
Gail Sasaki Vice President, Chief Financial Officer and Secretary

April 27, 2015

NETLIST, INC.
175 Technology
Suite 150
Irvine, California 92618
(949) 435-0025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the holders of common stock of Netlist, Inc.:

        The 2015 Annual Meeting of Stockholders of Netlist, Inc. (the "Company," "Netlist," "we" or "our") will be held on Wednesday, June 3, 2015 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation 2603 Main Street, Suite 100, Irvine, CA, 92614 for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect five directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

  (2)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2016; and

  (3)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Our Board of Directors recommends a vote "FOR" each of the nominees and "FOR" the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending January 2, 2016 (proposal (2)).

        Only stockholders of record at the close of business on April 21, 2015 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose germane to the meeting. The list will also be available for the same purpose for ten days prior to the meeting at our principal executive offices at 175 Technology, Suite 150, Irvine, California 92618.

        To obtain directions to attend the Annual Meeting and vote in person, please call Investors Relations at (212) 986-6667. We have enclosed our 2014 annual report, including financial statements, and the proxy statement with this Notice of Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 3, 2015

        This notice of annual meeting of stockholders, the enclosed proxy statement and our 2014 annual report are available to stockholders at http://proxy.netlist.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

By order of the Netlist Board of Directors,

Gail Sasaki
Vice President, Chief Financial Officer and Secretary

Irvine, California
April 27, 2015

NETLIST, INC.

PROXY STATEMENT

GENERAL INFORMATION

        We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at the 2015 Annual Meeting of Stockholders of Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we" or "our"), which we will hold on Wednesday, June 3, 2015 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, CA 92614. The record date for the Annual Meeting is April 21, 2015. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and any meetings held upon any adjournment or postponement thereof. This proxy statement is being initially distributed to our stockholders on or about May 4, 2015.

        Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. Unless you instruct otherwise in the proxy, any proxy that is not revoked will be voted at the Annual Meeting:

  (1)
  for each nominee to our Board of Directors;

  (2)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2016; and

  (3)
  as recommended by our Board of Directors, in its discretion, with regard to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Information

        At the Annual Meeting, votes will be counted by written ballot. The presence, in person or by a proxy relating to any matter to be acted upon at the Annual Meeting, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for purposes of the Annual Meeting. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the Annual Meeting for purposes of obtaining a quorum.

        Under our Amended and Restated Bylaws (our "Bylaws"), when a quorum is present at any meeting, directors are elected by a plurality of the votes cast by the stockholders entitled to vote in the election of directors. All other matters are determined by a majority of the votes cast affirmatively or negatively on the proposal, except when a different vote is required by law, the national securities exchange on which we are listed, our Restated Certificate of Incorporation or our Bylaws. As a result, abstentions and broker non-votes are not considered votes cast on either of the proposals presented at the Annual Meeting and will have no effect on the voting results for such proposals.

        A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast on a proposal. Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. Proposal No. 1 (the election of directors) is considered a non-routine matter and Proposal No. 2 (ratification of independent registered public accounting firm) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters such as Proposal No. 1, and therefore there may be broker non-votes on this proposal. Broker non-votes are not expected to result from the vote on Proposal No. 2.

        Election of Directors.    Directors are elected by a plurality of the votes cast. That is, the five director nominees receiving the greatest number of votes will be elected. As described above, your broker is not able to vote uninstructed shares on your behalf in any director election. As such, we encourage you to sign and return your proxy and vote your shares in the election of directors before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        Ratification of the Appointment of the Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal is required to approve the proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm. Broker non-votes are not expected to result from the vote on Proposal No. 2. Abstentions will have no effect on the outcome of the vote on this proposal.

        If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting there under will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, a stockholder's proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder will still be able to revoke the stockholder's proxy until it is voted. As of the date of this Proxy Statement, the Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented at the Annual Meeting.

        Proxies properly executed and received by us prior to the Annual Meeting and not revoked will be voted as directed therein on all matters presented at the Annual Meeting. In the absence of specific direction from a stockholder, proxies will be voted "FOR" the election of all named director nominees and "FOR" the proposal to ratify the appointment of the independent registered public accounting firm.

Shares Outstanding and Required Vote

        Only holders of record of shares of our common stock at the close of business on the record date, April 21, 2015, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on April 21, 2015, the Company had (i) 50,354,363 shares of common stock outstanding and entitled to vote and (ii) 10 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

How to Vote

        You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares of common stock in street name you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by phone.

        If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

Revocation of Proxies

        You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent. If you are a stockholder of record and give a proxy, you may revoke it at any time before its use, either:

  (1)
  by revoking it in person at the Annual Meeting;

  (2)
  by writing, delivered to our Corporate Secretary at 175 Technology, Suite 150, Irvine, California, 92618 before the proxy is used; or

  (3)
  by a later dated proxy card delivered to us at the above noted address before the proxy is used.

        Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Proxy Solicitation Costs

        We will pay for the cost of preparing, assembling, printing and mailing these proxy materials to our stockholders, as well as the cost of soliciting proxies relating to the Annual Meeting. We may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies by telephone, facsimile, e-mail and personal solicitation. We will pay no additional compensation to our officers, directors and employees for these activities.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Board of Directors Structure.    Our Board of Directors currently consists of six members, five of whom have been determined to be independent under the rules and listing requirements of The NASDAQ Global Market, referred to herein as the NASDAQ rules. Please see the section titled "Director Independence" below for more information. Currently, Chun Ki Hong, Charles F. Cargile, Jun S. Cho, Thomas F. Lagatta, Vincent Sheeran, and Blake A. Welcher serve as our directors. Thomas F. Lagatta will not stand for re-election to the Board of Directors. Mr. Lagatta's decision was not the result of any disagreement regarding the Company's operations, policies or practices. Mr. Lagatta will be deemed to have ceased his service on the Board at the commencement of the Annual Meeting, and the number of authorized directors will simultaneously be reduced to five. Therefore, there will be no vacancies on the Board before or after the Annual Meeting.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. There are no familial relationships between any of our directors or our executive officers and any other director or executive officer.

        Nominees for Election at this Annual Meeting.    The Nominating and Corporate Governance Committee of our Board of Directors has recommended, and our Board of Directors has nominated, Chun Ki Hong, Charles F. Cargile, Jun S. Cho, Vincent Sheeran and Blake A. Welcher for election as our directors. All of these individuals are currently members of our Board of Directors. Each nominee has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected.

        Unless the proxy indicates otherwise, the persons named as proxies in the accompanying proxy have advised us that they intend to vote the shares covered by the proxies for the election of the nominees named above at the Annual Meeting. If one or more of the nominees are unable or not willing to serve, the persons named as proxies may vote for the election of the substitute nominees that our Board of Directors may propose. The accompanying proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies may not vote for a greater number of persons than the number of nominees named above.

        The biographies of each of the nominees for director below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company.

        Each nominee brings a strong and unique background and set of skills to the Board of Directors, giving the Board as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, financial reporting, law and regulation, experience in the memory systems market and experience with manufacturers.

 Director Nominees

Name	Age	Board Committees	Positions	Board Member Since
Chun Ki Hong	54		President, Chief Executive Officer and Chairman	2000
Charles F. Cargile	50	Audit Committee (Chair), Lead Independent Director	Director	2013
Jun S. Cho	55	Compensation	Director	2014
Vincent Sheeran	57	Nominating and Corporate Governance	Director	2014
Blake A. Welcher	53	Nominating and Corporate Governance (Chair) and Audit	Director	2013

        Chun Ki Hong is one of the founders of Netlist and has been our president and chief executive officer and a director since our inception. Mr. C.K. Hong assumed the title of chairman of the Board of Directors in January 2004. From September 2000 to September 2001, Mr. C.K. Hong served as president and chief operating officer of Infinilink Corporation, a DSL equipment company. Mr. C.K. Hong assisted us on a part-time basis until his departure from Infinilink, at which time he assumed full-time responsibilities with us. From July 1998 until September 2000, Mr. C.K. Hong served as Executive Vice President of Viking Components, Inc., a memory subsystems manufacturing company. From November 1997 to June 1998, he was General Manager of Sales at LG Semicon Co., Ltd., a public semiconductor manufacturing company in South Korea. From April 1992 to October 1997, Mr. C.K. Hong served as Director of Sales at LG Semicon America, Incorporated, a subsidiary of LG. From December 1983 to March 1992, Mr. C.K. Hong held various management positions at LG subsidiaries in South Korea. Mr. C. K. Hong received his Bachelor of Science in economics from Virginia Commonwealth University and his Master of Science in technology management from Pepperdine University's Graduate School of Management. As one of our founders and as our chief executive officer, Mr. C.K. Hong brings to the Board extensive knowledge of our organization and our market.

        Charles F. Cargile joined the Netlist Board in August 2013. He currently serves as Senior Vice President, Chief Financial Officer and Treasurer of Newport Corporation a publicly-traded global supplier of advanced-technology products and systems. Mr. Cargile has been the Chief Financial Officer at Newport for 14 years and has been responsible for all aspects of finance, accounting, information technology and strategic planning, including acquisitions and divestitures. Prior to Newport, Mr. Cargile held a number of executive positions at York International Corporation and Flowserve Corporation. Mr. Cargile holds a Bachelor of Science degree in Accounting from Oklahoma State University and a Master's degree in Business Administration from the Marshall School of Business at the University of Southern California. Mr. Cargile brings more than 25 years of industry experience to Netlist's Board of Directors. Mr. Cargile has an extensive background in strategic development, capital structures and international operations.

        Jun S. Cho joined the Netlist Board in November 2014. He brings a considerable legal background to the Netlist's Board of Directors, as General Counsel to Fiat Chrysler Asia Pacific and Vice President and Assistant General Counsel to FCA US LLC (formerly called, Chrysler Group LLC). He has more than 16 years of experience as legal counsel for the FCA Group and over 10 years of experience in the Asia Pacific region heading up FCA's initiatives in technology licensing, product distribution, M&A transactions and joint ventures, from his bases in Beijing and Shanghai, China. Prior to FCA, Mr. Cho specialized in international financing and corporate transactions working for global-reaching law firms including Debevoise & Plimpton in New York, Kim & Chang in Seoul, Korea and Arnold & Porter in Washington, D.C. Mr. Cho holds a Juris Doctor degree from the New York University School of Law and is admitted to the bar in the state of New York and in Washington, D.C. He received his undergraduate degree in economics from the College of William and Mary.

        Vince Sheeran joined the Netlist Board in November 2014. He is the Chief Executive Officer of Orange County, California based MarginPoint, an indirect materials management software company. Mr. Sheeran has over 30 years of experience in the Software and Business Services Industries. He has built global organizations through both acquisition and organic growth. Prior to MarginPoint, Mr. Sheeran held multiple Chief Executive Officer positions including UltraLink, Inc. and Wherify Wireless. Prior to his Chief Executive Officer roles he held various management positions with software industry leaders including Irvine, California based Epicor Software where he served as VP of Marketing and Senior Vice President of Worldwide Sales & Operations. Mr. Sheeran holds a Bachelor of Science in Management and Management Information Sciences from the Moore School of Business at the University of South Carolina. Mr. Sheeran brings to the Board a track record of building sales and marketing organizations that can successfully sell complex technology to companies seeking cutting edge marketplace advantages.

        Blake A. Welcher has served as a member of our Board of Directors since August 2013. He currently serves as Executive Vice President, General Counsel and Corporate Secretary of DTS, Inc., a NASDAQ public company and has been a member of the Company's executive team since March 2000. As General Counsel, Intellectual Property, at DTS, he manages the licensing operations and was instrumental in building key assets that have led to DTS' success. Mr. Welcher leads DTS' legal licensing functions, collaborates with key partners and works to establish DTS, Inc. as a global name in consumer electronics. Mr. Welcher holds a bachelor's degree in Aeronautical Engineering from California Polytechnic State University at San Luis Obispo, a Juris Doctor degree and Masters of Intellectual Property degree from Franklin Pierce Law Center and is a US licensed Patent Attorney. Mr. Welcher brings more than 19 years of industry experience to Netlist's Board of Directors with his extensive background in worldwide licensing operations, corporate governance, risk management, intellectual property and legal affairs.

The Board of Directors recommends a vote FOR the election of each of the named nominees as directors.

Director Independence

        Our Board of Directors has determined that each of our current directors and each of our directors during fiscal 2014, other than our Chief Executive Officer, Chun Ki Hong, qualify as "independent" as the term is defined by Nasdaq Marketplace Rule 5605(a)(2). In making this determination, the Board of Directors reviewed and discussed information provided by the directors and management with regard to each director's business and personal activities as they may relate to our management.

Information Regarding our Board of Directors and its Committees

        Our Board of Directors consisted of six members as of the end of Fiscal 2014 (as defined below): Chun Ki Hong, Charles F. Cargile, Jun S. Cho, Thomas F. Lagatta, Vincent Sheeran and Blake A. Welcher. On October 6, 2014 and October 8, 2014, respectively, Alan Portnoy and Claude Leglise resigned from our Board of Directors; the Company believes that their resignations were due at least in part to their disagreement with the Company's strategic and financing plans. As a result of such resignations, our Board of Directors consisted of four directors from October 8, 2014 to November 5, 2014 when Messrs. Cho and Sheeran were appointed to our Board. Mr. Lagatta will be deemed to have ceased his service on the Board at the commencement of the Annual Meeting, and the number of authorized directors will simultaneously be reduced to five. Therefore, there will be no vacancies on the Board before or after the Annual Meeting.

        Our Board of Directors met five times during our fiscal year ended December 27, 2014 ("Fiscal 2014"). Our Board of Directors has established the following committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

        Our Audit Committee currently consists of three members, including Charles Cargile (chair), Thomas Lagatta and Blake A. Welcher. Messrs. Cargile (chair) and Lagatta served as members of our Audit Committee throughout Fiscal 2014 and Mr. Welcher was appointed to our Audit Committee in October 2014, to fill the vacancy caused by Mr. Portnoy's departure on October 6, 2014. The Board intends to appoint a replacement for the vacancy on the Audit Committee created by Mr. Lagatta not standing for re-election immediately after the Annual Meeting. Our Board of Directors determined that Mr. Cargile qualified as an "audit committee financial expert" in accordance with Securities and Exchange Commission (the "SEC") rules. Our Board has affirmatively determined that each current member of the Audit Committee and each member of the Audit Committee during Fiscal 2014 is or was independent under Nasdaq Marketplace Rule 5605(a)(2), and meets all other qualifications under Nasdaq Marketplace Rule 5065(e) and the applicable rules of the SEC.

        Our Board of Directors has adopted a written charter for our Audit Committee. The charter is set forth on our website, located at http://www.netlist.com. Our Audit Committee (a) oversees the integrity of our consolidated financial statements, our financial reporting process, systems of accounting, internal controls and disclosure controls and procedures, and our financial reporting legal and regulatory compliance, (b) reviews and approves in advance any transactions by us with related parties, (c) appoints our independent registered public accounting firm, (d) monitors the independence and performance of our independent registered public accounting firm, (e) is responsible for setting the corporate tone for quality financial reporting and sound business risk practices and ethical behavior, and (f) provides an avenue of communication among the independent registered public accounting firm, management, and our Board of Directors. The Audit Committee must also pre-approve all audit services and, subject to a "de minimus" exception, all other services performed by the independent registered public accounting firm. Our Audit Committee also has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. Our Audit Committee met five times during Fiscal 2014 and met with our independent registered public accounting firm without management present on four occasions in Fiscal 2014.

Compensation Committee

        Our Compensation Committee currently consists of two members, including Thomas Lagatta (chair) and Jun Cho. Mr. Lagatta served as a Chairman of our Compensation Committee throughout Fiscal 2014. Mr. Cho was appointed to our Compensation Committee in November 2014, when he joined our Board. Prior to Mr. Cho's appointment, Mr. Welcher served on our Compensation Committee following his appointment in October 2013. The Board intends to appoint a replacement for the vacancy on the Compensation Committee created by Mr. Lagatta not standing for re-election immediately after the Annual Meeting and also intends to appoint a replacement chair at the same time. Our Board has determined that each of the members of our Compensation Committee is independent in accordance with Nasdaq Marketplace Rule 5605(a)(2). Each member of our Compensation Committee is also currently a "non-employee director" as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" as that term is defined in Internal Revenue Service Regulations. Our Compensation Committee reviews the performance of our chief executive officer and other executives and makes decisions and specific recommendations regarding their compensation to the Board of Directors with the goal of ensuring that our compensation system for our executives, as well as our philosophy for compensation for all employees, is aligned with the long term interests of our stockholders and does not encourage our executives to take excessive or unnecessary risks that might threaten our long-term value. The Compensation Committee also oversees the development of executive succession plans. Pursuant to its charter, the Compensation Committee may select, retain and terminate such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion and has the authority to approve the fees and retention terms relating to such consultants. The Compensation Committee charter also permits the Compensation Committee to form and delegate any of its responsibility to subcommittees as it deems necessary or appropriate, in its sole discretion. Pursuant to its charter, the Compensation Committee may invite any director, officer or employee of the Company to be present at meetings of the Compensation Committee, subject to maintenance of the confidentiality of compensation discussions. The Compensation Committee met one time during Fiscal 2014. The charter of the Compensation Committee is set forth on our website, located at http://www.netlist.com.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee currently consists of two members, including Blake Welcher (chair) and Vincent Sheeran. Mr. Welcher served as a member of our Nominating and Corporate Governance Committee throughout 2014 and was appointed chairman in November 2014, following Mr. Portnoy's departure. Mr. Sheeran was appointed to our Nominating and Corporate Governance Committee in November 2014. Prior to Mr. Sheeran's appointment, Mr. Leglise served on our Nominating and Corporate Governance Committee until his departure from our Board in October 2014. Our Board has determined that each of the members of our Nominating and Corporate Governance Committee is independent in accordance with Nasdaq Marketplace Rule 5605(a)(2). Our Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors about our governance processes, assists in identifying and recruiting candidates for the Board of Directors, reviews the performance of our Board of Directors and its committees, recommends to the Board proposed nominees for Board membership and makes recommendations to our Board of Directors regarding the membership and chairs of the committees of our Board of Directors. The Committee also advises the Board on candidates for the position of Chairman of the Board and Lead Independent Director and Chief Executive Officer. The Nominating and Corporate Governance Committee met one time during Fiscal 2014 and in addition made several decisions on matters coming before the Committee by Unanimous Written Consent. The charter of the Nominating and Corporate Governance Committee is set forth on our website, located at http://www.netlist.com.

  Board Leadership Structure

        Both the Chairman of the Board and the Chief Executive Officer positions are currently held by Mr. Chun Ki Hong. In November 2014, we designated an independent director to serve in a lead capacity ("Lead Independent Director") to coordinate the activities of the other independent directors, to perform the duties and responsibilities described below and such other duties and responsibilities as the Board of Directors may determine. This reflects the Company's continued commitment to good governance and to providing a strong voice for its independent directors. Mr. Cargile currently holds this position.

        The role of the Lead Independent Director includes:

  •
  Calling and chairing executive sessions of the Board; and

  •
  Assisting with the preparation of the agenda for each Board meeting.

        The Board of Directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board of Directors because, as one of our founders, he possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. Further, Mr. C.K. Hong is intimately involved in the day-to-day operations of our Company and is thus in a position to elevate the most critical business issues for consideration by the independent directors of the Board. His combined role, along with his significant ownership in the Company, ensures clear accountability and enhances the Company's ability to communicate its message and strategy clearly and consistently to the relevant stakeholders. The Board of Directors believes that combining the role of the Chairman and Chief Executive Officer at this point in time promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

        Independent directors and management have different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. All Board committee members are independent directors, and the independent directors of the Board meet regularly with no management directors or management present as often as they deem advisable, but at least semi-annually. Executive sessions of the independent directors are called and chaired by the Lead Independent Director, or, in the absence of such person, the chair of the Board's Nominating and Corporate Governance Committee. These executive session discussions may include such topics as the independent directors determine. During Fiscal 2014, the independent directors met four times in executive session.

        Our Board of Directors has always been small in number, with strong participation by all Board members. Our Nominating and Corporate Governance Committee and our Board of Directors have each considered the need for, and desirability of, the separation of the Chief Executive Officer and Chairman positions or the formal appointment of a lead independent director. After consideration, both our Nominating and Corporate Governance Committee and our Board of Directors have concluded that the independent nature of our Board committees, as well as the practice of our independent directors regularly meeting in executive session without Mr. C.K. Hong and the other members of our management present, ensures that our Board maintains a level of independent oversight of management that is appropriate for our Company.

Director Qualifications and Review of Director Nominees

        Our Nominating and Corporate Governance Committee identifies qualified individuals to become members of our Board of Directors and recommends to the Board proposed nominees for Board membership. Our Nominating and Corporate Governance Committee does not have a specific set of minimum criteria for membership on the Board of Directors. In making its recommendations, however, it takes into account an individual's skills, expertise, industry and other knowledge and business and other experience that may be useful to the effective oversight of the Company's business. This committee also considers continuing director tenure and takes steps as may be appropriate to ensure that our Board of Directors is open to new ideas. Pursuant to our Corporate Governance Guidelines, a majority of our Board of Directors must qualify as "independent" under the NASDAQ rules and Section 10A of the Exchange Act. Per our Corporate Governance Guidelines, no director may concurrently serve on the board of directors of more than three public companies and our Chief Executive Officer and any other director that is employed fulltime may not serve on the Board of Directors of more than two public companies, including our Board of Directors. The Nominating and Governance Committee assess the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications, through completion of the annual self-evaluation process.

        Our Nominating and Corporate Governance Committee will consider nominees for directors recommended by stockholders upon submission in writing to our Secretary of the names and qualifications of such nominees at the following address: Netlist, Inc., 175 Technology, Suite 150, Irvine,

California 92618. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not. The submissions should include a current resume and curriculum vitae of the candidate and statement describing the candidate's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Nominations for Directors

        Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting and who complies with the notice requirements described below may nominate persons for election to the Board of Directors. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 120 calendar days prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders. However, if an annual meeting was not held or has been advanced more than thirty (30) days from the date of the prior year's annual meeting, notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

        The stockholder's notice relating to director nomination(s) shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; and (vi) if proxies are intended to be solicited in support of such stockholder's nominee(s), a representation to that effect.

Corporate Governance Guidelines; Code of Business Conduct

        Our Board of Directors has adopted a set of corporate governance guidelines established to assist the Board of Directors and its committees in performing their duties and serving the best interests of the company and our stockholders. Our corporate governance guidelines are available on our website, located at http://www.netlist.com. We also have a Code of Business Conduct and Ethics. This code describes certain ethical principles that we have established for the conduct of our business and outlines certain key legal requirements of which all employees must be generally aware and with which all employees must comply. Our Code of Business Conduct and Ethics is available on our website, located at http://www.netlist.com.

Risk Oversight

        Our Board of Directors as a whole is responsible for risk management oversight of the Company. The involvement of our full Board of Directors in setting our business strategy and objectives is integral to the Board's assessment of our risk and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management and the committees of the board. Our Board of Directors conducts on-going risk assessment of our financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues with management throughout the year as necessary.

        While our Board of Directors has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its committees. In particular, the Audit Committee focuses on financial risks and related controls and processes. Per its charter, the Audit Committee discusses with management our consolidated financial statements and the reasonableness of significant judgments and the adequacy and effectiveness of the accounting and financial controls. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy and objectives. Finally, the Nominating and Governance Committee is responsible for overseeing our corporate governance and developing and reviewing our Code of Business Conduct and Ethics. Additionally, the full Board regularly receives reports from our Chief Executive Officer and Chief Financial Officer, the two executive officers principally responsible for aiding the Board in identifying, evaluating and implementing risk management controls and methodologies to address identified risks.

Board of Directors' Attendance at Annual Meeting of Stockholders

        We do not have a policy requiring that directors attend our annual meeting of stockholders. None of our independent directors attended our 2014 annual meeting of stockholders.

Compensation of Non-Employee Directors

        Our non-employee directors receive an annual payment of $30,000, which is paid in four quarterly installments, and additional payments of $1,000 for each regularly scheduled board meeting, and each board committee meeting not held on the same day as a board meeting, that is attended by the director. The Lead Independent Director and the chairperson of our Audit Committee each receive an additional $5,000 per year. All of our directors, including our non-employee directors, are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and board committee meetings. Our non-employee directors are also granted options to purchase 25,000 shares of our common stock upon their appointment or initial election to the Board of Directors. In addition, beginning in 2012, each of our non-employee directors receives a grant of options to purchase 20,000 shares of our common stock for each year in which they continue to be a director. These option grants are subject to vesting in equal quarterly installments over four years, contingent upon continued service as a director on the vesting date, and have an exercise price equal to the fair market value of the shares of common stock underlying the option on the date of grant as determined in accordance with the terms of the Company's Amended and Restated 2006 Equity Incentive Plan (the "Plan"). The following table sets forth a summary of the compensation we paid to our non-employee directors in Fiscal 2014.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Charles Cargile	$43,417	$35,800	(2)	$79,217
Jun Cho	$6,000	$18,200	(3)	$24,200
Thomas F. Lagatta	$38,000	$167,613	(4)	$205,613
Claude Leglise(5)	$36,000	$35,800	(2)	$71,800
Alan H. Portnoy(5)	$33,000	$35,800	(2)	$68,800
Vincent Sheeran	$6,000	$18,200	(3)	$24,200
Blake Welcher	$35,000	$35,800	(2)	$70,800

(1)
Represents the dollar value of the grant date fair value of Fiscal 2014 awards, measured in accordance with Accounting Standards Codification Topic 718. The assumptions used in the calculations for these amounts are described in Note 2 "Summary of Significant

  Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for Fiscal 2014.

(2)
Each of the equity awards to Messrs. Cargile, Leglise, Portnoy and Welcher consists of a grant of options to purchase 20,000 shares of our common stock at an exercise price of $2.05 per share and were issued for their service as members of our Board of Directors during Fiscal 2014. These options become exercisable in sixteen equal quarterly installments of 1,250 shares until vested in full.

(3)
The equity award consists of a grant of an option to purchase 25,000 shares of our common stock at an exercise price of $0.81 per share in connection with Jun Cho and Vincent Sheeran's appointment to the Board of Directors on November 4, 2014, and vests in equal installments of 6,250 shares on November 4th of each year.

(4)
The equity award consists of a grant of an option on February 28, 2014, to purchase 100,000 shares of our common stock at an exercise price of $1.92 per share in connection with Thomas Lagatta's service as a Board member in 2014 and for providing enhanced Board oversight of our product development activities. These options become exercisable in sixteen equal quarterly installments of 6,250 shares until vested in full; vesting is contingent upon continued service as a Board Member.

(5)
Alan Portnoy and Claude Leglise resigned as a members of our Board of Directors on October 6, 2014 and October 8, 2014, respectively.

Communications with the Board of Directors

        Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to: Board of Directors, c/o Secretary, Netlist, Inc., 175 Technology, Suite 150, Irvine, California 92618. Copies of any such written communications received by the Secretary will be provided to our full Board of Directors or the appropriate member depending on the facts and circumstances described in the communication unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

 PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KMJ Corbin & Company LLP as our independent registered public accounting firm with respect to our consolidated financial statements for the fiscal year ending January 2, 2016. In taking this action, the Audit Committee considered KMJ Corbin & Company LLP's independence with respect to the services to be performed and other factors that the Audit Committee and the Board of Directors believe are advisable and in the best interest of the stockholders. As a matter of good corporate governance, the Audit Committee has decided to submit its selection to stockholders for ratification. In the event that this selection of our independent registered public accounting firm is not ratified by a majority vote of the shares of common stock present or represented at the Annual Meeting, it will be considered as a direction to the Audit Committee to consider the selection of a different firm.

        Representatives of KMJ Corbin & Company LLP are expected to attend the 2015 Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. If KMJ Corbin & Company LLP should decline to act or otherwise become incapable of acting, or if KMJ Corbin & Company LLP's engagement is discontinued for any reason, the Audit Committee will appoint another independent registered public accounting firm to serve as our independent registered public accounting firm for our 2015 fiscal year.

Required Vote

        Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote "FOR" approval of the ratification of KMJ Corbin & Company LLP as our independent registered public accounting firm for the 2015 fiscal year.

Fees Paid to Independent Registered Public Accounting Firm

        In connection with the audit of our consolidated financial statements for fiscal year 2014, we entered into an agreement with KMJ Corbin & Company LLP which sets forth the terms by which KMJ Corbin & Company LLP will provide audit services to us. The following table presents the aggregate fees billed for the indicated services performed by KMJ Corbin & Company LLP during fiscal years 2014 and 2013:

	2014	2013
Audit Fees	$147,700	$136,150
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$147,700	$136,150

        Audit Fees.    Audit fees consist of the aggregate amount of fees billed to us for the fiscal years ended December 27, 2014 and December 28, 2013 by KMJ Corbin & Company LLP, our independent registered public accounting firm, for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. These fees also included the review of our registration statements on Form S-3 and Form S-8 and certain other related matters such as the delivery of comfort letters and consents in connection with our registration statements.

        KMJ Corbin & Company LLP did not bill any audit-related fees, tax fees or other fees to us in fiscal years 2014 or 2013.

Pre-approval Policies and Procedures

        Our Audit Committee's charter requires our Audit Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, giving effect to the "de minimus" exception for ratification of certain non-audit services allowed by the applicable rules of the SEC, in order to assure that the provision of such services does not impair the auditor's independence. Our Audit Committee pre-approved all services performed by KMJ Corbin & Company LLP in Fiscal 2014 and concluded that such services were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is currently composed of Charles Cargile, Thomas Lagatta and Blake Welcher, each of whom have been determined by our Board of Directors to be independent directors. Management is responsible for internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In fulfilling its responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss our December 27, 2014 consolidated financial statements and our fiscal year 2014 interim consolidated financial statements, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent annual report on Form 10-K, any material changes in accounting policies used in preparing such consolidated financial statements prior to filing the annual report on Form 10-K or our quarterly reports on Form 10-Q with the SEC, and the items required to be discussed by Statement of Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), with respect to annual consolidated financial statements, and Statement of Auditing Standards No. 100, as amended (AICPA, Professional Standards, Vol. 1. AU section 722), with respect to quarterly consolidated financial statements.

        In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm such firm's independence from the Company and its management. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and our management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 27, 2014, for filing with the SEC.

THE AUDIT COMMITTEE: Charles Cargile, Chair Thomas Lagatta Blake Welcher

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of April 21, 20151 by (a) all persons known by us to own beneficially more than 5% of our common stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us.

        Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of April 21, 2015 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that all options held by such person that are exercisable within 60 days of April 21, 2015 have been exercised. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

	Shares Beneficially Owned
Name of Beneficial Owner(1):	Number	Percent
Directors and Executive Officers:
Chun Ki Hong(2)	7,299,318	14.05%
Gail Sasaki(3)	378,280	*
Charles F. Cargile(4)	13,750	*
Jun S. Cho(5)	196,750	*
Thomas F. Lagatta(7)	147,500	*
Vincent Sheeran(6)	402,885	*
Blake A. Welcher(4)	13,750	*
All executive officers and directors as a group (6 persons)	8,452,233	16.11%

*
Represents beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, the address of each director, executive officer and person beneficially owning more than 5% of the outstanding shares of our common stock is c/o Netlist Inc., 175 Technology, Suite 150, Irvine, California 92618.

(2)
The number of shares beneficially owned by Mr. C.K. Hong includes 1,595,000 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 21, 2015 and 5,704,318 outstanding shares of common stock, of which 5,618,750 shares are held by Mr. C.K. Hong as trustee of the Hong-Cha Community Property Trust. Mr. C.K. Hong disclaims beneficial ownership of shares held for this trust.

(3)
The number of shares beneficially owned by Ms. Sasaki includes 368,905 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 21, 2015, and 9,375 shares of outstanding common stock.

(4)
The number of shares beneficially owned by each of the indicated persons include 13,750 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 21, 2015 for Messrs. Cargile and Welcher, respectively.

(5)
The number of shares beneficially owned by Mr. Jun Cho includes 1,250 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 21, 2015 and 195,500 outstanding shares of common stock, of which 175,500 are held in his 401(K) and other investment accounts.

(6)
The number of shares beneficially owned by Mr. Vincent Sheeran includes 1,250 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 21, 2015 and 401,635 outstanding shares of common stock.

(7)
The number of shares beneficially owned by Mr. Thoma Lagatta includes 132,500 shares of common stock issuable upon the exercise of options that are or will be vested and immediately excercisable within 60 days of April 21, 2015 and 15,000 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such forms received by us or written representations from reporting persons, we believe that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities complied with all applicable Section 16(a) filing requirements during Fiscal 2014.

Information Concerning Our Executive Officers

Name	Age	Position
Chun Ki Hong	54	President, Chief Executive Officer and Chairman of the Board of Directors
Gail Sasaki	58	Vice President, Chief Financial Officer and Secretary

        Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Set forth below is a brief description of the business experience of all executive officers other than Chun Ki Hong, who is also a director and whose business experience is set forth above in the section of this proxy statement entitled "Nominees for Election at this Annual Meeting."

        Gail Sasaki has been our vice president and chief financial officer since January 2008 and our secretary since August 2007. From 2006 to January 2008, Ms. Sasaki served as our vice president of finance. From 2001 to 2005, Ms. Sasaki took time away from the workforce for personal reasons. From 2000 to 2001, Ms. Sasaki served as chief financial officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China. From 1997 to 2000, Ms. Sasaki was senior vice president of finance, secretary and treasurer of eMotion, Inc., formerly Cinebase Software, a Vienna, VA-based developer of business-to-business media management software and services. From 1989 to 1997, Ms. Sasaki was chief financial officer of MicroNet Technology, Inc., an Irvine-based leader in storage technology. Ms. Sasaki spent seven years in public accounting leaving as an audit manager with Arthur Young (now known as Ernst & Young LLP) in Century City, California. Ms. Sasaki earned a Bachelor's degree from the University of California at Los Angeles, and also earned a Master of Business Administration degree from the University of Southern California.

        None of our executive officers has any family relationship with any other executive officer or with any of our directors.

 EXECUTIVE COMPENSATION

        The following table provides information regarding the compensation we paid to our chief executive officer and our other most highly compensated executive officer, each a "named executive officer," for the fiscal years ended December 27, 2014 and December 28, 2013.

Summary Compensation Table

Name and Principal Position		Salary ($)	Bonus ($)	Option Awards ($)(1)	All other Compensation ($)		Total ($)
Chun Ki Hong	2014	323,000	—	537,006	50,203	(2)	910,208
President, Chief Exective Officer and	2013	323,000	—	185,666	61,711	(2)	570,377
Chairman of the Board
Gail Sasaki	2014	200,000	—	134,251	—		334,251
Vice President, Chief Financial Officer	2013	200,000	—	46,415	—		246,415
and Secretary

(1)
Reflects the dollar amount of the grant date fair value of awards granted during the respective fiscal years, measured in accordance with Accounting Standards Codification Topic 718 and without adjustment for estimated forfeitures. The assumptions used in the calculations for these amounts are described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 27, 2014. For a discussion of the material terms of each stock option award, see the table below entitled "Outstanding Equity Awards at Fiscal Year End."

(2)
For 2014, reflects $17,343 for automobile rental payments, $21,568 for country club membership, $3,840 in vehicle related expenses, $4,260 for health club membership, and $3,192 for income tax and estate planning costs incurred on Mr. C.K. Hong's behalf. For 2013, reflects $23,902 for automobile rental payments, $22,728 for country club membership, $7,938 in vehicle related expenses, $3,157 for health club membership, and $3,986 for income tax and estate planning costs incurred on Mr. C.K. Hong's behalf.

Retirement and Other Benefits

        Our 401(k) Savings Plan is a tax-qualified retirement savings plan pursuant to which all of our employees, including the named executive officers, are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. We match 50% of the first 6% of pay that is contributed to the Savings Plan at our discretion in any fiscal year. All employee contributions to the Savings Plan are fully-vested upon contribution. The Company's matching contributions vest over four years.

Employment Agreements

        We entered into an employment agreement with our Chief Executive Officer, Chun Ki Hong, in September 2006. This agreement provides for an initial base salary of $323,000 plus other customary benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims, the reimbursement of membership fees and expenses for professional organizations and one country club, the reimbursement of employment-related legal fees, automobile rental payments and vehicle related expenses and the reimbursement of health club dues and other similar health-related expenses. Mr. C.K. Hong may earn annual performance bonuses, at the discretion of our Board of Directors, of up to 100% of his base salary based upon the achievement of performance objectives.

        Mr. C.K. Hong's employment agreement automatically renews for additional one-year periods unless we or Mr. Hong provide notice of termination six months prior to the renewal date, but at all times Mr. C.K. Hong may terminate his employment upon six months' advance written notice to us. If we terminate Mr. C.K. Hong's employment without cause or if he terminates his employment for good reason, which includes a change of control of our company, he will be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro-rated portion of his annual performance bonus, and, if any severance payment is deemed to be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, an amount equal to any excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, pursuant to his employment agreement, any unvested options shall immediately become fully vested and exercisable as of the effective date of such termination or resignation. If Mr. C.K. Hong's employment is terminated due to death or disability, he or his estate will receive a lump sum payment equal to half his annual base salary and any options held shall vest to the same extent as they would have vested one year thereafter. Additionally, in the event that Mr. C.K. Hong's employment is terminated due to death or disability, to the extent that such amounts remain restricted, the restriction on 25% of the restricted stock award will immediately lapse and no additional restrictions shall lapse thereafter. If Mr. C.K. Hong resigns without good reason or is terminated for cause, we will have no further obligation to him other than to pay his base salary through the date of termination. Mr. C.K. Hong did not receive a bonus for Fiscal 2014 based on factors related to the Company's operating performance during Fiscal 2014.

        We have not entered into an employment agreement with Ms. Gail Sasaki, our vice president, chief financial officer and secretary. For 2014 and 2013, Ms. Sasaki received an annualized base salary of $200,000. In the event Ms. Sasaki's employment is terminated due to death or disability, any options held by Ms. Sasaki shall vest to the same extent as they would have vested one year thereafter. Additionally, in the event that Ms. Sasaki's employment is terminated due to death or disability, to the extent that a portion of Ms. Sasaki's restricted stock award remains restricted, the restriction on 25% of the shares subject to the award will immediately lapse and no additional restrictions shall lapse thereafter. Ms. Sasaki is eligible for a target bonus of 75% of her base salary, which is to be determined by our Board of Directors in its discretion based on various factors. Ms. Sasaki did not receive a bonus for Fiscal 2014 based on factors related to the Company's operating performance during Fiscal 2014.

  Outstanding Equity Awards at Fiscal Year End

        The following table identifies the equity awards held by our two named executive officers as of the end of Fiscal 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options—( # ) Exercisable		Number of Securities Underlying Unexercised Options—(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Chun Ki Hong	500,000	(1)	—	(1)	$7.00	8/7/2016
	100,000	(2)	—	(2)	$1.67	9/17/2017
	120,000	(3)	—	(3)	$2.20	1/2/2018
	50,000	(4)	—	(4)	$0.33	6/10/2019
	281,250	(5)	18,750	(5)	$2.21	3/17/2021
	206,250	(6)	93,750	(6)	$3.59	2/27/2022
	131,250	(7)	168,750	(7)	$0.71	2/11/2023
	56,250	(8)	243,750	(8)	$2.05	2/21/2024
Gail Sasaki	25,000	(9)	—	(9)	$2.55	1/5/2016
	10,000	(10)	—	(10)	$7.00	8/14/2016
	2,657	(11)	—	(11)	$1.93	9/4/2017
	100,000	(12)	—	(12)	$2.05	1/4/2018
	6,250	(13)	—	(13)	$0.29	11/20/2018
	18,750	(14)	—	(14)	$0.33	6/10/2019
	70,312	(15)	4,688	(15)	$2.21	3/17/2021
	51,562	(16)	23,438	(16)	$3.59	2/27/2022
	32,812	(17)	42,188	(17)	$0.71	2/11/2023
	14,062	(18)	60,938	(18)	$2.05	2/21/2024

(1)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in connection with achieving one-time performance incentives related to our initial public offering.

(2)
Represents options granted under our Amended and Restated 2006 Equity Incentive Plan (the "2006 Plan") in September 2007.

(3)
Represents options granted under our 2006 Plan in January 2008.

(4)
Represents options granted under our 2006 Plan in June 2009.

(5)
Represents options granted under our 2006 Plan in March 2011. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(6)
Represents options granted under our 2006 Plan on February 27, 2012. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(7)
Represents options granted under our 2006 Plan on February 11, 2013. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(8)
Represents options granted under our 2006 Plan on February 21, 2014. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(9)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in January 2006.

(10)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in August 2006.

(11)
Represents options granted under our 2006 Plan in September 2007.

(12)
Represents options granted under our 2006 Plan in January 2008.

(13)
Represents options granted under our 2006 Plan in November 2008.

(14)
Represents options granted under our 2006 Plan in June 2009.

(15)
Represents options granted under our 2006 Plan on March 17, 2011. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(16)
Represents options granted under our 2006 Plan on February 27, 2012. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(17)
Represents options granted under our 2006 Plan on February 11, 2013. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

18)
Represents options granted under our 2006 Plan on February 21, 2014. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Party Transactions

        Our Audit Committee has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. The Audit Committee intends to approve only those related party transactions that are considered to be in the best interests of Netlist and our stockholders. In considering whether to approve any transaction, the Audit Committee considers such factors as it deems appropriate, which may include: (i) the related party's relationship with the

Company and interest in the transaction; (ii) the material facts of the proposed transaction, including the proposed value of such transaction, or, in the case of indebtedness, the principal amount that would be involved; (iii) the benefits of the transaction to the Company; (iv) an assessment of whether the transaction is on terms that are comparable to the terms available with an unrelated party; (v) in the case of an existing transaction, the impracticability or cost of securing alternative arrangements; and (vi) such other factors as the Audit Committee deems relevant.

Related Person Transactions

        Our Vice President of Business Operations, Paik Ki Hong, is the brother of Chun Ki Hong, our president, chief executive officer and chairman of the Board of Directors. During Fiscal 2014, Mr. P. K. Hong earned salary in the amount of $157,915. In addition, Mr. P. K. Hong was granted options to purchase 25,000 and 25,000 shares of our common stock at exercise prices of $1.48 and $0.80, respectively. The total grant date fair value recognized for Mr. P. K. Hong's option awards in Fiscal 2014 computed in accordance with Accounting Standards Codification Topic 718 was $49,815. The assumptions used in the calculations for this amount is described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for Fiscal 2014.

        During Fiscal 2013, Mr. P. K. Hong earned salary in the amount of $176,712. In addition, Mr. P. K. Hong was granted options to purchase 25,000 shares of our common stock at an exercise price of $0.88 per share, 25,000 shares of our common stock at an exercise price of $0.67 per share and 25,000 shares of our common stock at an exercise price of $0.72 per share. The total grant date fair value recognized for Mr. P. K. Hong's option awards in Fiscal 2013 computed in accordance with Accounting Standards Codification Topic 718 was $49,963. The assumptions used in the calculations for this amount is described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for Fiscal 2014.

        Other than as described above, there were no transactions to which the Company was a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any director, officer or beneficial holder of more than 5% of our common stock, or member of such person's immediate family, had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

        The submission deadline for stockholder proposals to be included in our proxy materials for the 2015 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 is January 4, 2016, except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and should be sent to our Corporate Secretary at 175 Technology, Suite 150, Irvine, California 92618.

        In accordance with our Bylaws, any stockholder who intends to submit a proposal at our 2016 annual meeting of stockholders, or bring a director nominee before the meeting, must, in addition to complying with applicable laws and regulations and the requirements of our Amended and Restated Bylaws, provide written notice to us for consideration no later than January 4, 2016. Such notice should be sent to our Corporate Secretary at 175 Technology, Suite 150, Irvine, California 92618. Please refer to the full text of the advance notice provisions of our Amended and Restated Bylaws for additional information and requirements. A copy of our Amended and Restated Bylaws may be obtained by writing to our Corporate Secretary at the address listed above. Our Restated Certificate of Incorporation and our Bylaws can also be found on our website at http://www.netlist.com.

 OTHER MATTERS

        Our Board of Directors does not know of any other matters to be presented at the 2015 Annual Meeting of Stockholders but, if other matters do properly come before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

ANNUAL REPORT

        A copy of our 2014 annual report is being mailed to each stockholder of record together with this proxy statement. The 2014 annual report includes our audited consolidated financial statements for Fiscal 2014. Our annual report on Form 10-K includes these consolidated financial statements, as well as other supplementary financial information and certain schedules. The annual report on Form 10-K is not part of our proxy soliciting material. Copies of the annual report on Form 10-K, without exhibits, can be obtained without charge by directing your written request to Netlist, Inc., c/o Corporate Secretary, 175 Technology, Suite 150, Irvine, California 92618, by calling Investor Relations at (212) 986-6667, or through our website, located at http://www.netlist.com.

 DELIVERY OF VOTING MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are the Company's stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Netlist, Inc., c/o Corporate Secretary, 175 Technology, Suite 150, Irvine, California 92618 or call Investor Relations at (212) 986-6667. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their brokers.

By order of the Board of Directors,

Gail Sasaki Vice President, Chief Financial Officer and Secretary
Irvine, California April 27, 2015

Netlist, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proposals — The Board of Directors recommends a vote FOR all Nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Directors:	01 - Chun Ki Hong	02 - Charles F. Cargile	03 - Jun S. Cho	+
	04 -Vincent Sheeran	05 - Blake A. Welcher

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

2. Ratification of Appointment of KMJ Corbin & Company LLP as our Independent Registered Public Accounting Firm.	For Against Abstain ☐ ☐ ☐	3. Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

1UPX	+

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Netlist, Inc.

175 Technology, Suite 150
Irvine, CA 92618

This Proxy is solicited on behalf of the Board of Directors of NETLIST, INC.

The undersigned hereby appoints Chun Ki Hong and Gail Sasaki or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of NETLIST, INC., which the undersigned is entitled to vote at the annual meeting of the stockholders of NETLIST, INC., to be held on Wednesday, June 3, 2015 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, CA 92614-4242, and any and all adjournments or postponements thereof, on the proposals set forth on the reverse side of this Proxy and any other matters properly brought before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

All Proxies to vote at said meeting or any adjournment or postponements heretofore given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement dated April 21, 2015 is hereby acknowledged.

NOTE: PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE POST PAID ENVELOPE.

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Director Nominees
Director Compensation
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
TRANSACTIONS WITH RELATED PERSONS
STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING
OTHER MATTERS
ANNUAL REPORT
DELIVERY OF VOTING MATERIALS